3: IEXALT, INC.

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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iEXALT, Inc.
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(Name of Registrant as Specified In Its Charter)

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iEXALT, Inc.

_______________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 14, 2002
_______________

To Our Stockholders:

          You are invited to attend our annual meeting of stockholders to be held at our offices located at 12000 Aerospace Dr., Suite 375, Houston, Texas, 77034, on March 14, 2002, at 8:00 a.m.,Central Standard Time. The purpose of the meeting is to vote on the following proposals:

Proposal 1.	To elect seven directors to serve for a one-year term and until their successors are elected and qualified.

Proposal 2.	To approve the increase of the number of authorized common shares, par value of five cents ($0.05), to 100,000,000 shares.

Proposal 3.	To amend the 1998 Stock Option Plan so that the maximum total of stock option grants available to be issued from the plan will equal five percent (5%) of the authorized common shares.

Proposal 4.

To amend the Directors' Stock Option Plan so that the maximum total of stock option grants available to be issued from the plan will equal one percent (1%) of the authorized common shares and so that stock option grants for each Director totals 5,000 shares annually.

Proposal 5.	To ratify the selection of Harper & Pearson Company as independent auditors for the fiscal year ending August 31, 2002.

Proposal 6.	To transact such other business as may properly come before the annual meeting or any adjournments thereof.

          The record date for the annual meeting is February 5, 2002. The Company declared a 50:1 reverse stock split and mandatory certificate exchange, effective as of December 28, 2001. Only stockholders of record who have tendered their certificates for exchange as of February 5, 2002 are entitled to notice of and to vote at the annual meeting.

           Your vote is important. Accordingly, you are asked to complete, date, sign and return the accompanying proxy whether or not you plan to attend the annual meeting. If you plan to attend the annual meeting to vote in person and your shares are registered with our transfer agent (Atlas Stock Transfer Corporation) in the name of a broker or bank, you must secure a proxy from the broker or bank assigning voting rights to you for your shares.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Donald W. Sapaugh
Donald W. Sapaugh
Chairman/Chief Executive Officer

February 13, 2002

Houston, Texas

PROXY STATEMENT
________________

Annual Meeting of Stockholders
March 14, 2002

iEXALT, Inc.
12000 Aerospace Dr.
Suite 375
Houston, Texas 77034

          The board of directors is soliciting proxies to be used at the 2002 annual meeting of stockholders to be held at our offices located at 12000 Aerospace Dr., Suite 375, Houston, Texas, 77034, on March 14, 2002, at 8:00 a.m., Central Standard Time. This proxy statement, accompanying proxy, and annual report to stockholders for the fiscal year ended August 31, 2001, are first being mailed to stockholders on or about February 13, 2002. Although the annual report is being mailed to stockholders with this proxy statement, it does not constitute part of this proxy statement except to the extent that any part thereof is incorporated by reference in this proxy statement.

Who Can Vote

          The Company declared a 50:1 reverse stock split and mandatory certificate exchange as of December 28, 2001. Only stockholders of record as of the close of business on February 5, 2002, who have tendered their certificates for exchange as of February 5, 2002, are entitled to notice of and to vote at the annual meeting. Even though, as of February 5, 2002, we had outstanding x,xxx,xxx shares of common stock (after adjusting for the fifty to one (50:1) reverse stock split) there were only x,xxx,xxx shares of the post reverse common stock that had been physically issued to record holders pursuant to the mandatory exchange. Common stock that has been issued in the mandatory exchange is the only outstanding class of stock entitled to vote. Each stockholder of record on the record date is entitled to one vote for each share of common stock held.

           In accordance with our amended and restated bylaws, a list of stockholders entitled to vote at the annual meeting will be available at the annual meeting and for 10 days prior to the annual meeting, between the hours of 9:00 a.m. and 4:00 p.m. local time, at our principal executive offices listed above.

How You Can Vote

          Shares of common stock cannot be voted at the annual meeting unless the holder of record is present in person or by proxy. All stockholders are urged to complete, sign, date and promptly return the proxy after reviewing the information contained in this proxy statement. Valid proxies will be voted at the annual meeting and at any postponements or adjournments thereof as you direct in the proxy. If no direction is given and the proxy is validly executed, the proxy will be voted FOR the election of the nominees for the Board of Directors set forth in this proxy statement, FOR the increase in authorized common shares set forth in this proxy statement, FOR the amendment to the 1998 Stock Option Plan set forth in this proxy statement, FOR the amendment to the Directors' Stock Option Plan set forth in this proxy statement, and FOR the ratification of the selection of Harper & Pearson Company as independent auditors for the fiscal year ending August 31, 2002 set forth in this proxy statement. The persons authorized under the proxies will vote upon such other business as may properly come before the annual meeting in accordance with their best judgment.

Revocation of Proxies

      You may revoke your proxy at any time prior to the start of the annual meeting in three ways:

       (1)       by delivering a written notice of revocation to our corporate Secretary, 12000
                 Aerospace Dr., Suite 375, Houston, Texas 77034;

       (2)       by submitting a duly executed proxy bearing a later date; or

       (3)       by attending the annual meeting and expressing the desire to vote your shares in person.

      Voting by proxy will in no way limit your right to vote at the annual meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, to be able to vote in person at the annual meeting. If no direction is given and the proxy is validly executed, the shares represented by the proxy will be voted as recommended by the board of directors. The persons authorized under the proxies will vote upon any other business that may properly come before the annual meeting according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. We do not anticipate that any other matters will be raised at the annual meeting.

Required Vote

       The presence, in person or represented by proxy, of the holders of a majority of the common shares entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. However, if a quorum is not present at the annual meeting, the stockholders, present in person or represented by proxy, have the power to adjourn the annual meeting until a quorum is present or represented. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum at the annual meeting. A broker "non-vote" occurs when a nominee holding common shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

       The affirmative vote of the holders of a majority of the common shares present in person or represented by proxy at the annual meeting is required to elect directors. All of the nominees for director served as our directors during all or part of 2001. Abstentions and broker non-votes are not counted for purposes of the election of directors but have the effect of a vote against the nominee since they are counted as part of the quorum.

       The affirmative vote of a majority of the common shares entitled to vote at the annual meeting is required to increase the number of authorized common shares. Abstentions and broker non-votes are not counted for purposes increasing the number of authorized common shares but have the effect of a vote against the increase since they are counted in the computation of the number of common shares entitled to vote at the meeting.

       The affirmative vote of the holders of a majority of the common shares present in person or represented by proxy at the annual meeting is required to amend the 1998 Stock Option Plan. Abstentions and broker non-votes are not counted for purposes of revising the Employee Stock Option Plan but have the effect of a vote against the proposed amendment since they are counted as part of the quorum.

       The affirmative vote of the holders of a majority of the common shares present in person or represented by proxy at the annual meeting is required to amend the Directors' Stock Option Plan. Abstentions and broker non-votes are not counted for purposes of revising the Employee Stock Option Plan but have the effect of a vote against the proposed amendment since they are counted as part of the quorum.

       The affirmative vote of the holders of a majority of the common shares present in person or represented by proxy at the annual meeting is required to approve the selection of auditors. Abstentions and broker non-votes are not counted for the approval of auditors but have the effect of a vote against the selection of auditors since they are counted as part of the quorum.

Proxy Expenses

       The expense of preparing, printing and mailing proxy materials to our stockholders will be borne by us. In addition to the solicitation of proxies by use of the mail, proxies may be solicited personally or by telephone or facsimile by directors, officers and regularly engaged employees, none of whom will receive additional compensation therefor.

       In accordance with SEC regulations, we will reimburse brokerage houses, nominees and other similar record holders for their expenses incurred in sending proxies and proxy materials and soliciting proxies from the beneficial owners of our common shares.

PROPOSAL ONE
ELECTION OF DIRECTORS

       Our amended bylaws provide that the board of directors will consist of not less than three nor more than nine directors, as determined from time to time by resolution of the board. The board of directors has set the number of directors at seven, all of whom are to be elected at the annual meeting. Each director will serve until the next annual meeting and until his successor has been elected and qualified or until the director's earlier death, resignation or removal. Each nominee has consented to being named in this proxy statement and to serve if elected.

       We have no reason to believe that any of the nominees will not serve if elected, but if any of them should become unavailable to serve as a director, and if the board of directors designates a substitute nominee, the persons named in the accompanying proxy will vote for the substitute nominee designated by the board of directors, unless a contrary instruction is given in the proxy.

       Each stockholder of record is entitled to cast one vote for each share of common stock held on February 5, 2002, which has been exchanged for a share represented by a new certificate pursuant to the 50:1 reverse split and mandatory certificate exchange effective as of December 28, 2001. The majority vote of the shares represented in person or by proxy at the annual meeting is required to elect each director. Votes may be cast in favor or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect. Votes that are withheld for a particular nominee will be excluded from the vote for that nominee only.

Nominees

       The persons nominated to be directors are listed below. All of the nominees listed below are currently directors.

       During fiscal year 2001, the board of directors held seven regular or special meetings and completed seven unanimous written consents in lieu of meetings. No director attended less than 75% of the meetings held by the board of directors and the committees on which he served after becoming a director.

       The following information as of January 31, 2002, is submitted concerning the nominees named for election as directors:

Name	Age	Position With iEXALT

Donald W. Sapaugh	42	Chairman, Chief Executive Officer, President
Hunter M. A. Carr	53	Director
Victoria R. A. Carr	46	Director
Morris H. Chapman	60	Director, Chairman of Compensation Committee
Dane B. West	46	Director, Chairman of Audit Committee
Raymond Corson	56	Director
James A. Ryffel	42	Director

          Donald W. Sapaugh has served as Director and President since August 30, 1999. He became Chairman and Chief Executive Officer on September 13, 2000. Mr. Sapaugh has served as the President and Chief Executive Officer of PremierCare, L.L.C. from 1996 to the present. PremierCare provides health care services to senior citizens and was acquired by the Company in July, 2000. Mr. Sapaugh served as the President and Chief Executive Officer of Rapha Treatment Centers ("Rapha") for ten years until the company was sold in 1996. During this period, Mr. Sapaugh created numerous organizations that provided ministry and services to tens of thousands of churches, non-profit ministries, Christian artists, denominations and key individuals. After leaving Rapha, Mr. Sapaugh co-founded OnePlace, LLC, a Christian Internet company that is now owned by Salem Communications. In addition to his other duties, Mr. Sapaugh also serves as the President of the International Christian Internet Association. Mr. Sapaugh serves on many Christian ministry boards, has authored three books and is a frequent speaker.

          Hunter M. A. Carr served as Vice-Chairman of the board from August 30, 1999 until November 15, 1999. He returned to the Board as a Director on May 11, 2000. He founded the ITIS, Inc., formerly Internet Law Library, Inc., a public company, for which he has served as Chairman and CEO since July 1, 1999. Prior to that he served for over five years as the owner and Chief Executive officer of IT/IS, Inc., an automated litigation support company. Hunter M. A. Carr and Victoria R. A. Carr are married.

         Victoria R. A. Carr has served as a Director of the Company since November 15, 1999. She has been engaged within the business of antiques for several years and is an owner of an antique retail establishment.

          Morris H. Chapman has served as a Director since August 30, 1999. Dr. Chapman became President and Chief Executive Officer of the Executive Committee of the Southern Baptist Convention, on October 1, 1992. He continues to serve in that position. He served as SBC president from 1990 to 1992 and has been president of the SBC Pastors' Conference (1986). He was a pastor for 25 years. Dr. Chapman is the Chairman of the non-profit International Christian Internet Association, Houston, Texas; a member of the Advisory Board of Directors, First American National Bank, Nashville, Tennessee; a member of the National Church Advisory Council, American Bible Society, New York, New York; and on the Executive Committee, Baptist World Alliance, McLean, Virginia. Dr. Chapman is a graduate of Mississippi College, Clinton, Mississippi. He has earned the Master of Divinity and Doctor of Ministry degrees and has also been awarded two honorary doctorate degrees. He is an author and has traveled and spoken extensively in the United States and overseas.

          Dane B. West has served as a Director since April 24, 2001. Mr. West is a co-founder of Crosswalk.com, a publicly traded Internet company serving the Christian market. Mr. West served as President of the Company from 1993 to 1998, which included the period during which the Company completed all of its early stage funding and its initial offering of securities to the public. Mr. West built and managed the sales organization, created new revenue models, and developed strategic relationships with ministry organizations and businesses that furthered the business and ministry objectives of the Crosswalk. Mr. West is an ordained minister with more than 15 years of ministry experience. His ministry background had a particular focus on families that included counseling, teaching, resource development, and church-wide family event planning. Mr. West also served as the Administrative Director to the Chaplain on the ATP men's professional tennis tour, in which he developed training materials and supported the ministry of the Chaplain. Prior to co-founding Crosswalk, Mr. West completed doctoral studies in educational administration at the University of Virginia. He also holds a M.A. in Christian Education and a B.S. in Biblical Studies.

         Raymond Corson has served as a Director since August 13, 2001. Mr. Corson is a Board member and Senior Partner for Telecommunications, Internet Applications, and Electronic Commerce, Managing Director of Sunrise Valley Partners, an incubator for small start-ups, Board member of SoftCard Systems, Inc., a smart card technology firm, and Board member of NameTree, Inc., an Internet infrastructure company focused on DNS management and outsourcing. Mr. Corson was a key contributor in the strategy and execution of the highly successful initial public offering of Network Solutions. Mr. Corson has domestic and international experience working and consulting with firms such as Mitsubishi, Telefonica, Repsol-YPF, Iberdrola, and Unisys.

          James A. Ryffel has served as a Director since August 13, 2001. Mr. Ryffel is a founder and Chairman of the Board of Directors of Hispanic Television Network, Inc., the third largest and fastest growing Spanish-language television broadcaster in the United States. Under his leadership Hispanic Television Network has achieved growth and disciplined strategic plan necessary to allow HTVN's stellar management team to build the HTVN into a formidable broadcast and cable option in the coming years. Mr. Ryffel is the President and founding Partner of Woodcrest Capital, LLC, a Texas diversified venture finance firm that participates in strategic financing for the Media, entertainment, technology, software, healthcare, ranching, and real estate industries. He was a founding investor and former Director of Flashnet Communications, Inc., one of the largest Internet Service Providers in North America which was sold to Prodigy. Mr. Ryffel is a Director of Worth National Bank and a member of the Board of Trustees for Texas Christian University. Mr. Ryffel holds a B.B.A. Degree, M.B.A. Degree, and Ranch Management Degree from Texas Christian University.

          The board of directors unanimously recommends that stockholders vote FOR the election of directors as set forth in proposal one.

Committees of the Board of Directors

          The board of directors has an Executive Committee, a Compensation Committee, and an Audit Committee but not a Nominating Committee.

Executive Committee
Functions:

Serves in the event the board of directors must take action at a time when convening a meeting of the entire board of directors is not feasible. May exercise all of the authority of the board of directors in the business and affairs of iEXALT with certain limited exceptions.

Members:	Donald W. Sapaugh, Hunter M. Carr, and Morris H. Chapman

Number of Meetings in 2001:	No formal regular or special meetings; two unanimous written consents in lieu of meeting.

Compensation Committee
Functions:

Reviews annual salaries and bonuses and determines the recipients of, and the time of granting of, stock options. Determines the exercise price of each stock option and the number of shares to be issued upon the exercise of each stock option.

Members:	Morris H. Chapman, Hunter M. Carr, and Donald W. Sapaugh

Number of Meetings in 2001:	No formal regular or special meetings.

Audit Committee
Functions:

Reviews proposals from our independent auditors regarding annual audits. Recommends the engagement or discharge of the auditors. Reviews recommendations of the auditors concerning accounting principles and the adequacy of internal controls and accounting procedures and practices. Reviews the scope of the annual audits. Approves or disapproves each professional service or type of service other than standard auditing services to be provided by the auditors. Reviews and discusses the unaudited quarterly and audited annual financial statements with the auditors.

Members:	Dane B. West, Raymond Corson, Morris H. Chapman, and Victoria R. A.Carr

Number of Meetings in 2001:	One formal regular meeting.

Director Compensation

          Directors receive $1,000 for attendance at meetings of the Board of Directors and $500 for telephonic participation, plus reimbursement for reasonable business expenses. In addition, the Directors received 1,500 shares of the Company's common stock and were granted stock options totaling 1,000 each. The options are fully vested and have a term of three years. Directors that served on the Executive Committee were granted 5,000 stock options with a term of three years and an exercise price equal to 110% of the lowest reported closing price within the three days prior to the date of grant.

Executive Officers
Name	Age	Title

Donald W. Sapaugh	42	Chairman, Chief Executive Officer, President
Russell Ivy	35	Executive Vice President, Chief Operating Officer
Chris L. Sisk	45	Executive Vice President, Chief Financial Officer

          Donald W. Sapaugh - Set forth under "Proposal One-Election of Directors."

          Russell Ivy has served as Executive Vice President and Chief Operating Officer since March 1, 2001. Mr. Ivy provides technical and operational talents developed over his 19 years of experience in the financial services and consulting marketplace. He has been involved in the design, startup, operations, and implementation of numerous corporations ranging from small financial services corporations to multi-million dollar publicly traded corporations. Mr. Ivy's last seven years have been focused on providing financial and operational consulting services to both private and public companies that have varied in scope from preparing business plans to providing full merger/acquisition and implementation assistance. Mr. Ivy holds a degree from Texas Tech University in International Economics.

          Chris L. Sisk has served as Executive Vice President and Chief Financial Officer since December 1, 2000. Mr. Sisk brings more than 25 years of experience in corporate finance, accounting, systems, and administration to iExalt. He was most recently vice president-finance and chief financial officer of Quintana Petroleum Corporation, where he held management positions in accounting and finance for the past 20 years. Mr. Sisk was a Founder, Vice President, and Chief Financial Officer of a startup Internet company that provided technical and management consulting to a number of clients from small private entities to large multi-billion dollar companies. He has been involved in the analysis, design, development, and implementation of many systems related efforts. Mr. Sisk holds a M.S.M. degree in management, computing, and systems from Houston Baptist University and a B.B.A. from the University of Houston.

Compensation of Executive Officers

          The following table summarizes the compensation we paid to the chief executive officer and the most highly compensated executive officers other than the CEO who were serving as executive officers at the end of the last completed fiscal year.

Summary Compensation Table
	Annual Compensation				Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus	Other Annual Compensation	Securities Underlying Options	All Other Compensation

Donald W. Sapaugh (*)	2001	204,000	-	-	-	-
Chairman and Chief	2000	54,000	-	-	-	-
Executive Officer	1999	2,000	-	-	-	-

Russell Ivy	2001	65,000	45,806	-	-	-
Exec Vice President/	2000	-	-	-	-	-
Chief Operating Officer	1999	-	-	-	-	-

Chris L. Sisk	2001	86,667	47,141	-	-	-
Exec Vice President/	2000	-	-	-	-	-
Chief Financial Officer	1999	-	-	-	-	-

          (*) The company's subsidiary PremierCare, LLC funded salary during fiscal year 2001 and 2000 of $180,000 and $30,000, respectively.

          The bonus payment provided to Mr. Russell Ivy was in the form of 8,894 unregistered shares of the Company's common stock valued with the discounted market price on July 20, 2001. The bonus payment provided to Mr. Chris L. Sisk was in the form of 6,894 shares of the Company's unregistered common stock valued with the discounted market price on July 20, 2001 and 2,000 shares of the Company's unregistered common stock valued at $11,635 for specific services provided.

Option Grants

          The Company did not grant compensation in the form of stock options to the chief executive officer or the other executive officers listed within the Summary Compensation Table during fiscal year 2001. The Company has no outstanding unexercised stock options granted for compensation to any executive officer and the chief executive officer and the other executive officers listed in the Summary Compensation Table did not exercise any stock options during the last fiscal year. The Company did not provide compensation awards under any long-term incentive plan in fiscal year 2001.

REPORT OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

           Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933 or the Security Exchange Act of 1934, the following report of the Audit Committee shall not be deemed to be soliciting material or incorporated by reference into any such filings and shall not otherwise be deemed filed under such acts.

          With respect to fiscal 2001, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61. The Audit Committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors the auditor's independence.

           Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended August 31, 2001 for filing with the Securities and Exchange Commission.

          The directors who served on the committee at the conclusion of the fiscal year ended August 31, 2001, are "Independent" for purposes of Sections 303.01 (B)(2)(a) and (3) of the New York Stock Exchange's listing standards. That is, the Board of Directors has determined that no member of the committee has a relationship to the Company that may interfere with our independence from the Company and its management.

          During fiscal 2001, the Board of Directors adopted the written Audit Committee Charter, as presented in Appendix A.

Respectfully submitted,

Dane B. West, Chairman
Raymond Corson
Morris H. Chapman
Victoria R. A. Carr

CERTAIN TRANSACTIONS

           On February 4, 1999, the Company acquired intellectual property relating to the concept, design and market for an online reference library from Morris Chapman, a director, for 15,000 shares of common stock.

          On May 31, 1999, iExalt Inc., a Texas corporation (iExalt-Texas) acquired the assets and customers of a Houston, Texas ISP owned by AgroSource, Inc. and Hunter Community Interests, Ltd. for 60,000 shares of common stock from a Director, Hunter Carr, and iExalt-Texas' Chairman, Jack Tompkins. As part of this acquisition, iExalt-Texas assumed a non-interest bearing note to Jack Tompkins for $350,000 that becomes payable on demand at such time that iExalt - Texas', net assets are equal to or exceed $5,000,000. Mr. Tompkins resigned his position effective September 13, 2000.

          On June 29, 1999, the Chairman of the Company, Jack Tompkins, purchased 45,000 shares of iExalt-Texas' common stock for cash of $500,000 and agreed to furnish executive services to the company for twelve months. The services of the Chief Operating Officer were provided under this agreement. In accordance with generally accepted accounting principles, the Company recorded a non-cash expense for the estimated value of $10,000 per month. Mr. Tompkins resigned his position effective September 13, 2000.

          On July 11, 2000, the Company acquired all of the member interests in PremierCare LLC, a limited liability company engaged in the delivery of healthcare counseling services for senior citizens at hospitals. The former beneficial owners of PremierCare LLC received 10,800 shares of iExalt common stock at closing and 18,000 additional shares to resolve outstanding issues during August, 2001. Donald Sapaugh, a Director and President of the Company, is also the President and Chief Executive Officer of PremierCare and was a 22.8 % indirect owner of PremierCare. Mr. Sapaugh abstained from the discussions and approval of the transaction by the Company's Board of Directors. Effective November 30, 2001, we sold all of the assets of PremierCare LLC.

          All the outstanding stock of CleanWeb, Inc. ("Clean Web"), a national filtered ISP with approximately 6,000 users, was acquired on October 24, 2000, for 46,260 shares of the Company's common stock. The Company combined the operations of CleanWeb and its filtered ISP. Ted Parker was the owner of CleanWeb, Inc. and as a result of the CleanWeb acquisition became an owner of more than 5% of the Company's common stock, at the time of the transaction. Effective May 31, 2001, we sold all of the assets of CleanWeb, Inc.

          On dates ranging from January 11, 2000, to February 3, 2000, the Company granted options to purchase 9,000 shares (after giving effect to the 50:1 reverse split effective December 28, 2001) at $90.00 per share to J. Tompkins, the Chief Executive Officer, in connection with no-interest loans he made or bank loans that he guaranteed for the Company. These options vested immediately. The Company treated the implied value paid for these options ($92,000) when he lent money to the Company, as interest expense and therefore these options were not considered to be compensation. Mr. Tompkins resigned his position effective September 13, 2000.

          On February 23, 2001, the Company agreed to a $6,000,000 capital investment by Woodcrest Capital II Limited Partnership of which James A. Ryffel is a principal. The initial funding was agreed to total $1,000,000 and the nature of which was monthly advances of $100,000 that would be repaid within six months from date of issue with interest at 11% in either cash or shares of the Company's common stock. As additional consideration, the Company issued warrants totaling 216,250 shares at an exercise price of $8.00 related to the first $1,000,000 lent. The warrants are vested and have a five-year term. As of May 31, 2001, the Company had received $500,000 in cash advances from Woodcrest Capital II Limited Partnership. The remaining installments of the initial funding have not been forwarded and the Company continues to work with Woodcrest to obtain the agreed funding balance of the initial $1,000,000. Due to current economic conditions, the remaining installments may not be funded. The Company provided 120,014 restricted shares of common stock to Woodcrest in repayment of the advances totaling $500,000 with interest. Mr. Ryffel agreed to join the Company's Board of Directors effective August 13, 2001.

          On March 1, 2001, the Company entered into a consulting agreement with The West Group whose President is Dane West. The services include consulting to the Company's chief executive officer in areas including planning, merger, acquisition, restructuring, cost reductions, and management growth. Mr. West's compensation includes a monthly cash retainer of $3,500, a bonus of $7,000 for prior services provided by Mr. West to the Company and 4,500 common stock options that vest quarterly over the three-year term of the agreement. Mr. West agreed to join the Company's Board of Directors effective April 24, 2001.

          On April 24, 2001, the Company granted options to purchase shares at $10.00 per share in connection with no-interest loans or amounts that were guaranteed for the Company. These options vested at the grant date. Options were granted to Donald W. Sapaugh of 10,000 shares, Morris Chapman of 2,000 shares, Hunter M. A. Carr of 3,000 shares, and Victoria Carr of 1,000.

         The Company maintains an office space lease from a company controlled by Hunter M.A. Carr, a director of the Company. Management believes that the rent paid by the Company is consistent with market rates for similar office space. The Company moved from this facility in January 2001.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth certain information regarding the beneficial ownership of our common stock as of November 1, 2001, presented with the effect of the fifty to one (50:1) reverse stock split effective December 28, 2001, by (1) each person (group) to the knowledge of the Company that may be deemed to be beneficial owners of more than 5% of our outstanding common stock, (2) each current director, (3) each current named executive officer, and (4) all current directors and current named executive officers as a group. Except as otherwise noted, the address for each owner is in care of iExalt, Inc., 12000 Aerospace Dr., Suite 375, Houston, Texas 77034. Certain of the shares listed below are deemed to be owned beneficially by more than one stockholder under SEC rules.

	Shares Beneficially Owned (1)	Percent of Class
Directors and Executive Officers
Donald W. Sapaugh	75,253	4.7%
Hunter M. A. Carr	113,115	7.1%
Victoria R. A. Carr (3)	113,115	7.1%
Morris H. Chapman (4)	71,674	4.5%
Dane B. West	3,250	(2)
Raymond Corson	2,500	(2)
James A. Ryffel	3,740	(2)
Russell Ivy	8,974	(2)
Chris L. Sisk	8,974	(2)

Directors and Executive Officers as a Group (9 persons)(5)	287,480	18.0%

5% Beneficial Owners

Woodcrest Capital II Limited Partnership 313 S. University Drive Suite 600 Fort Worth, TX 76109	276,264	17.3%

Tempus Fund, LLC 2550 One Riverway Houston, TX 77056	104,448	6.5%

Travin Partners, LLLP 5433 Westheimer Sutie 500 Houston, TX 77056	110,714	6.9%

Jack I. Tompkins (6) 711 Louisiana Suite 1740 Houston, TX 77002	92,750	5.8%

(1)

Includes both outstanding shares of Common Stock and shares of Common Stock such person has the right to acquire within 60 days after November 1, 2001 by exercise of outstanding stock options or warrants. Shares subject to exercisable stock options or warrants include 10,000 for Mr. Sapaugh; 11,000 for Mr. Carr; 8,000 for Mr. Chapman; 1,750 for Mr. West; 1,000 for Mr. Corson; and 1,000 for Mr. Ryffel; 156,250 for Woodcrest Capital; 10,000 for Tempus Fund; 10,000 for Travin Partners, LLLP; and 9,000 for Mr. Tompkins.

(2)	Less than 1%.

(3)	Includes 113,115 shares owned by Mr. Carr, the spouse of Ms. Carr, as to which Ms. Carr disclaims beneficial ownership.

(4)	Includes 27,000 shares owned by Sarah F. Chapman, the spouse of Mr. Chapman, as to which Mr. Chapman disclaims beneficial ownership.

(5)	Excludes 113,115 shares owned by Mr. Carr, the spouse of Ms. Carr, as to which Ms. Carr disclaims beneficial ownership.

(6)	As reported on Form 4 filed in October, 2000.

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own beneficially more than ten percent (10%) of any class of equity security to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to the Company pursuant to Section 16(a). Based solely on the reports received by the Company and any written representations from reporting persons, the Company believes that the directors, executive officers, and greater than ten percent (10%) beneficial owners were current with applicable filings required during the fiscal year ended August 31, 2001.

PROPOSAL TWO

APPROVAL TO INCREASE AUTHORIZED COMMON SHARES

          The stockholders are asked to approve an amendment to the Company's Articles of Incorporation to increase of the number of authorized common shares, par value of five cents ($0.05) to 100,000,000 shares.

          The proposed amendment will provide authorized and unissued shares of the Company's common stock for issuance in connection with conversion of outstanding options and warrants, sale of equity securities, employee benefit plans, acquisitions and other general corporate purposes. The availability of authorized and unissued shares could also be used in connection with the defense of an unsolicited attempts to acquire control of the Company through the private placement of additional shares with selected stockholders or in connection with a stockholder rights plan. The existence of a significant number of authorized and unissued shares of common stock could discourage a potential purchaser from making an unsolicited offer to purchase control of the Company.

          Adoption of Proposal Two requires approval by the holders of a majority of the common shares entitled to vote at the annual meeting.

          The board of directors unanimously recommends that stockholders vote FOR the amendment to the Company's Articles of Incorporation to increase the number of authorized common shares, par value of five cents ($0.05) to 100,000,000 shares.

PROPOSAL THREE
AMENDMENT TO THE 1998 STOCK OPTION PLAN

          iExalt maintains a 1998 Stock Option Plan (the "Employees' Plan") under which it may grant options, stock appreciation rights, restricted stock grants, and/or performance stock grants covering an aggregate of up to 20,000 shares (after giving effect to the 50:1 reverse split effective December 28, 2001) of common stock to employees and consultants of iExalt. The recipients, number, type, price, duration and other terms of options, stock appreciation rights or grants under the Employees' Plan are determined by the Compensation Committee of the Board of Directors. As of the date of these Proxy Materials, the following benefits were outstanding under the Employees' Plan:

Name or Group	Units and Type	Exercise Price
Donald W. Sapaugh	-0-	-
Russell Ivy	-0-	-
Chris L. Sisk	-0-	-

All Executive Officers as a Group	-0-	-

Non-executive Directors as a Group	-0-	-

Non-executive Employees as a Group	14,010 Options	$90.00/share

          The Employees' Plan may be amended by our Board of Directors but any amendment that requires stockholder approval for the Employees' Plan to qualify under Rule 16b-3 under the Securities Exchange Act of 1934, or to qualify as an "Incentive Stock Option" plan under the Internal Revenue Code of 1986, as amended, must be authorized by our stockholders if it would (a) increase the number of shares of common stock subject to the Employees' Plan; (b) change the eligibility requirements under the Employees' Plan; or (c) increase the benefits to participants under the Employees' Plan.

          The stockholders are asked to approve the amendment to the Employees' Plan so that the maximum total of stock option grants available to be issued from the plan will equal five percent (5%) of the authorized common shares.

          Adoption of Proposal Three requires approval of the holders of a majority of the common shares present in person or represented by proxy at the annual meeting.

          The board of directors unanimously recommends that stockholders vote FOR the amendment to the Employees' Plan.

PROPOSAL FOUR
AMENDMENT OF THE DIRECTORS' STOCK OPTION PLAN

          The Company maintains a Directors' Stock Option (the "Directors' Plan") under which options to purchase an aggregate of up to 16,000 shares (after giving effect to the 50:1 reverse split effective December 28, 2001) of common stock are granted to persons from time to time serving on the Board of Directors of the Company. Under the Directors' Plan, each director receives an option to purchase 500 post-split shares of common stock. In addition, directors serving on a committee of the Board of Directors receive an option to purchase 40 post-split shares for each committee on which he or she serves and an option to purchase 60 post-split shares for serving on the Executive Committee of the Board of Directors. All options are granted as of September 1 of each year, are exercisable at the last trade price of the common stock on the day before the grant, and have a term of five years from the date of grant. The terms of the Directors' Plan may not be amended without stockholder consent to (a) increase the number of shares subject to the Directors' Plan; (b) increase the benefits accruing to directors under the Directors' Plan: or (c) change the qualifications for participation in the Directors' Plan.

           As of the date of this Proxy Statement, there are no outstanding options under the Directors' Plan.

          The stockholders are asked to approve an amendment to the Directors' Plan so that the maximum total of stock option grants available to be issued from the plan will equal one percent (1%) of the authorized common shares and so that stock option grants for each Director totals 5,000 shares annually.

          Adoption of Proposal Four requires approval of the holders of a majority of the common shares present in person or represented by proxy at the annual meeting.

          The board of directors unanimously recommends that stockholders vote FOR the approval of the proposed amendment to the Directors' Plan.

PROPOSAL FIVE
RATIFICATION OF SELECTION OF ACCOUNTANTS

          The stockholders are asked to ratify the appointment by the board of directors of Harper & Pearson Company as independent auditors for the fiscal year ending August 31, 2002. The selection was based upon the recommendation of our board of directors.

          Fees and Independence

          During fiscal 2001, the Company paid the following fees to Harper & Pearson Company:

Audit Fees:	$131,463

Financial Information Systems Design and Implementation Fees:	-0-

All Other Fees:	2,299

The Audit Committee of the Board of Directors has determined that the provision of services relating to financial information systems design and implementation and other non-audit services is compatible with maintaining the independence of Harper & Pearson Company.

          Representatives of Harper & Pearson Company will be available by teleconference at the annual meeting to respond to appropriate questions from stockholders and to make a statement if they desire.

          Adoption of Proposal Five requires approval of the holders of a majority of the common shares present in person or represented by proxy at the annual meeting.

The board of directors unanimously recommends that stockholders vote FOR the ratification of the appointment of Harper & Pearson Company as independent auditors for the year ended August 31, 2002.

STOCKHOLDER PROPOSALS

         To be included in the proxy statement, any proposals of holders of our common stock intended to be presented at the next annual meeting of stockholders must be received by us, addressed to our Secretary, 12000 Aerospace Dr., Suite 375, Houston, Texas, 77034, no later than October 16, 2002, and must otherwise comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

          Any holder of our common stock desiring to bring business before the next annual meeting of stockholders in a form other than a stockholder proposal in accordance with the preceding paragraph must give written notice that is received by us, addressed to our Secretary, 12000 Aerospace Dr., Suite 375, Houston, Texas 77034, no later than December 30, 2002.

OTHER BUSINESS

          We know of no other business that will be presented at the annual meeting. If other matters requiring a vote of the stockholders properly come before the annual meeting, the persons authorized under the proxies will vote and act according to their best judgment.

ANNUAL REPORT

          We have provided without charge a copy of our annual report on Form 10-KSB as filed with the SEC (excluding exhibits) to stockholders for fiscal year 2001 to each person being solicited by this proxy statement. Upon the written request by any person being solicited by this proxy statement, we will provide the exhibits to the Form 10-KSB, for which a reasonable charge shall be imposed. All such requests should be directed to: Corporate Secretary, iEXALT, Inc., 12000 Aerospace Dr., Suite 375, Houston, Texas, 77034.

DOCUMENTS INCORPORATED BY REFERENCE

          The following information is incorporated into these Proxy Materials by reference to the Company's Annual Report on Form 10-KSB for the fiscal year ended August 31, 2001:

Item Number	Description
6	Management's Discussion and Analysis or Plan of Operations
7	Financial Statements
8	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Appendix A

iEXALT, Inc.
Audit Committee Charter

The Audit Committee is a committee of the Board of Directors. The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities by:

1.	Reviewing the financial statements and other financial and related information of the Company provided to security holders, the public, or any governmental body;

2.	Reviewing the Company's system of internal controls, regarding finance, accounting and legal compliance that management and the Board have established; and

3.	Reviewing and evaluating the independence and performance of the independent accountant.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities set for under the sections of the charter captioned "Financial Matters," "Auditing and Accounting," and "Legal Matters." In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the Board, the independent accountants, the internal auditors and the financial management of the Company.

Composition

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of who shall be independent non-executive directors, free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment.

          Directors with any of the following relationships will not be considered independent:

1.

Employees: a director who has been employed by the Company or any of its affiliates for the current year or any of the past three years. (An "affiliate" includes a subsidiary, sibling company, predecessor, parent company or former parent company of the Company);

2.

Business Relationship: (a) a director accepting any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan or non-discretionary compensation, or (b) a director being a partner in, or a controlling stockholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or the business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

3.	Cross Compensation Committee Link: a director who is employed as an executive of another company where any of the Company's executive serves on that entity's compensation committee; or

4.

Immediate Family: a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, daughter-in-law and anyone who resides in such person's home.

All members of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee shall have accounting or related financial management expertise, as such qualification is interpreted by the Board in its business judgment.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Audit Committee. The Audit Committee has the authority to conduct any investigation appropriate to fulfill its responsibilities, and may request any officer or employee of the Company or the Company's insider or outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

The Audit Committee shall discuss the matters addressed at each committee meeting with the Board.

Charter
1 .	Review and re-assess the adequacy of this Charter annually and recommend any proposed changes in the Charter to the Board for approval.

2.	Publish this Charter at least once every three years in accordance with the regulations of the Securities and Exchange Commission.

Financial Matters
1.

Review the financial statements contained in the annual report to stockholders or other financial information submitted to any governmental body or the public, including any certification, report, opinion or review rendered by the independent accountants, with management and the independent accountants.

2.

Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q. The Chair of the Audit Committee may represent the entire committee for purposes of this review.

3.

Review with management, the independent accountants and internal auditors significant risks and exposures, the steps to monitor and control such risks and exposures, audit activities and significant audit findings.

4.

Review with management, the independent accountants and internal auditors, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company. On the basis of this review, make recommendations to the Board for any changes that seem appropriate.

Auditing and Accounting
1.	Meet with the independent accountants and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized.

2.

Because the independent accountants for the Company are ultimately accountable to the Board and the Audit Committee, the Audit Committee and Board have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants.

3.

Require the independent accountants to submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent accountants and the Company. The Audit Committee is also responsible for actively engaging in a dialog with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and for recommending that the Board take appropriate action in response to the accountants' report to satisfy itself of the independent accountants' independence.

4.	Review the appointment and replacement of any senior internal auditing executive.

5.	Review the significant reports to management prepared in connection with internal audits and management's responses.

6.

Review with the independent accountants any problems or difficulties the accountants may have encountered and any management letter provided by the accountants and the Company's response to that letter. Such review should include:

a.	Any difficulties encountered in the course of the audit work including any restrictions on the scope of activities or access to required information.
b.	Any changes required in the planned scope of the internal audit.
c.	The internal audit responsibilities, budget and staffing.

Legal Matters

Review with the Company's General Counsel and outside legal counsel matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

Executive Sessions

Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent accountants in separate executive sessions.

Appendix B

SUNBELT EXPLORATION, INC.
DIRECTORS' STOCK OPTION PLAN

ARTICLE I
PURPOSE

          The purpose of the Sunbelt Exploration, INC. Directors' Stock Option Plan (the "Plan") is to secure for Sunbelt Exploration, INC. and its stockholders the benefits arising from stock ownership by its Directors. The Plan will provide a means whereby eligible Directors may purchase shares of the common stock, $.001 par value, of Sunbelt Exploration, INC. pursuant to options granted in accordance with the Plan.

ARTICLE II
DEFINITIONS

          The following capitalized terms used in the Plan shall have the respective meanings set forth in this Article:

          II.1 "Annual Grant Date" shall mean September 1 of each calendar year commencing September 1, 1999 during the term of the Plan or the nearest preceding business day if September 1 falls on a weekend or holiday.

          II.2 "Board" shall mean the Board of Directors of Sunbelt Exploration, INC.

          II.3 "Chairman" shall mean the duly appointed Chairman of any standing Committee of the Board.

          II.4 "Change of Control" shall mean the occurrence of any of the following acts:

          (a) The acquisition by any person, entity or "group" within the meaning ofss. 13(d) or 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty (30%) percent or more of either the then outstanding shares of the Company's Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; provided, however, the purchase by underwriters in a firm commitment public offering of the Company's securities shall not constitute a Change of Control; or

          (b) If the individuals who serve on the Company's Board as of July 1, 1998 (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, any person who becomes a Director subsequent to July 1, 1998, whose election or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the Directors then compiling the Incumbent Board, shall for purposes of this Agreement be considered as if such person was a member of the Incumbent Board; or

          (c) Approval by the Company's stockholders of: (i) a merger, reorganization or consolidation whereby the Company's stockholders immediately prior to such approval do not, immediately after consummation of such reorganization, merger or consolidation own more than 50% of the combined voting power entitled to vote generally in the election of directors of the surviving entity's then outstanding voting securities; or (ii) liquidation or dissolution of the Company; or (iii) the sale of all or substantially all of the assets of the Company.

          II.5 "COMMITTEE" shall mean a duly appointed standing committee of the Board.

          II.6 "COMMON STOCK" shall mean the common stock, $.001 par value of the Company.

          II.7 "COMPANY" shall mean Sunbelt Exploration, Inc. and any of its subsidiaries.

          II.8 "DIRECTOR" shall mean any person who is a member of the Board of the Company.

          II.9 "ELIGIBLE DIRECTOR" shall be any Director who is not a full or part-time employee of the Company.

          II.10 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

          II.11 "EXERCISE PRICE" shall mean the price per share at which an Option may be exercised.

          II.12 "FAIR MARKET VALUE" shall mean the closing price of a share of Common Stock on the principal securities exchange on which such Common Stock is traded on the last preceding business day prior to the date as to which Fair Market Value is being determined, or on the next preceding business day on which such Common Stock is traded, if no shares of Common Stock were traded on such date. If the Common Stock is not traded on a securities exchange, Fair Market Value shall be the closing sales price of the Common Stock as reported on the NASDAQ-National Market System for the last preceding business day prior to the date on which Fair Market Value is to be determined or on the next preceding business day if the Common Stock was not traded on such date. If the Common Stock is not quoted on the NASDAQ-National Market System, Fair Market Value shall be the average of the high bid and low asked prices of the Common Stock in the over-the-counter market on the last preceding business day prior to the day as of which Fair Market Value is being determined, or on the next preceding day on which such high bid and low asked prices were recorded. If the Common Stock is not publicly traded, Fair Market Value shall be determined by the Board, in good faith, but only during any period in which no equity security of the Company's is registered pursuant to ss. 12 of the Exchange Act. In no case shall Fair Market Value be less than the par value per share of the Common Stock. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

         II.13 "GRANT DATE" shall mean the Initial Grant Date or the Annual Grant Date as appropriate.

         II.14 "INITIAL GRANT DATE" shall mean with respect to each Eligible Director, the date such Eligible Director is first elected as a member of the Board.

         II.15 "Option" shall mean an Option, including a Reload Option, to purchase shares granted pursuant to the Plan.

          II.16 "Option Agreement" shall mean the written agreement described in Article VI herein.

          II.17 "Permanent Disability" shall mean the condition of an Eligible Director who is unable to participate as a member of the Board by reason of any medically determined physical or mental impairment which can be expected to result in death or which can be expected to last for a continuous period of not less than twelve (12) months.

          II.18 "Purchase Price" shall be the Exercise Price multiplied by the number of whole shares of Common Stock with respect to which an Option may be exercised.

          II.19 "Plan" shall mean this Sunbelt Exploration, Inc. Directors' Stock Option Plan.

          II.20 "Reload Option" means an option granted to an Eligible Director equal to the number of shares of Common Stock delivered by the Eligible Director to pay for the exercise of an Option as more fully described in Article XIII - RELOAD OPTIONS.

ARTICLE III
ADMINISTRATION

         III.1 GENERAL. This Plan shall be administered by the Board in accordance with the express provisions of this Plan, subject to the restrictions contained inss.16 of the Exchange Act.

         III.2 POWERS OF THE BOARD. The Board shall have full and complete authority to adopt such rules and regulations and to make all such other determinations not inconsistent with the Plan orss.16 of the Exchange Act (once the Common Stock is registered pursuant toss.12 of the Exchange Act), as may be necessary for the administration of the Plan.

         III.3 SECTION 16 COMPLIANCE. It is the intention of the Company that the Plan, and the administration of the Plan (once the Company's Common Stock is registered pursuant toss.12 of the Exchange Act) comply in all respects withss.16 of the Exchange Act and the rules and regulations promulgated thereunder. If any Plan provision, or any aspect of the administration of the Plan, is found not to be in compliance withss.16 of the Exchange Act, the provision or administration shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3 promulgated under the Exchange Act.

ARTICLE IV
SHARES SUBJECT TO PLAN

          Subject to adjustment in accordance with Articles IX and XII an aggregate of 800,000 shares of Common Stock are reserved for issuance under the Plan. Shares of Common Stock reserved under this Plan may be either authorized, but unissued shares of Common Stock or reacquired shares of Common Stock. If an Option, or any portion thereof, shall expire or terminate for any reason without having been exercised in full, the unpurchased shares of Common Stock covered by such Option shall be available for future grants of Options.

ARTICLE V
NON-DISCRETIONARY GRANTS

          V.1 INITIAL GRANTS. On the Initial Grant Date, each Eligible Director shall receive the grant of an Option to purchase 25,000 shares of Common Stock.

          V.2 ANNUAL GRANTS. On each Annual Grant Date, each Eligible Director shall receive the grant of an Option to purchase 25,000 shares of Common Stock.

          V.3 COMMITTEE SERVICE. Each Eligible Director who serves on a Committee, other than the Executive Committee, shall receive the grant of additional Options to purchase 2,000 shares of Common Stock on the Initial Grant Date and each Annual Grant Date, for each Committee he serves on as of the Grant date. Service on the Executive Committee shall entitle an Eligible Director to receive Options to purchase 3,000 shares of Common Stock on the Initial Grant Date and each Annual Grant Date. The grant of Options pursuant to this Section 5.3 shall be in addition to the grant of Options contained in Sections 5.1 and 5.2, respectively.

          V.4 CHAIRMAN OF COMMITTEE. Each Eligible Director who serves as a Chairman of a Committee as of a Grant Date, other than the Chairman of the Executive Committee, shall receive an additional grant of Options to purchase 1,500 shares of Common Stock for each Chairmanship on the Initial Grant Date and each Annual Grant Date. Service as Chairman of the Executive Committee shall entitle an Eligible Director to receive additional Options to purchase 2,500 shares of Common Stock on the Initial Grant Date and each Annual Grant Date. The grant of Options pursuant to this Section 5.4 shall be in addition to the grant of Options contained in Sections 5.1, 5.2 and 5.3, respectively.

ARTICLE VI
TERMS OF OPTION

          Each Option shall be evidenced by a written Option Agreement executed by the Company and the Eligible Director which shall specify the Grant Date, the number of shares of Common Stock subject to the Option, the Exercise Price and shall also include or incorporate by reference the substance of all of the following provisions and such other provisions consistent with this Plan as the Board may determine:

          VI.1 TERM. The term of the Option shall be five (5) years from the Grant Date of each Option, subject to earlier termination in accordance with Articles VI and X of the Plan.

          VI.2 RESTRICTION ON EXERCISE. No Option shall be exercisable until six (6) months after the Grant Date, except in the case of the Eligible Director's death or permanent disability, upon which events the Option will become immediately exercisable. Thereafter, an Option, or any portion thereof, may be exercised until the earlier of the expiration of the option's term or termination of the Option in accordance with this Article VI.

          VI.3 EXERCISE PRICE. The Exercise Price for each share of Common Stock subject to an Option shall be the Fair Market Value of the Common Stock on the date the Option was granted as determined in Section 2.12 herein.

          VI.4 MANNER OF EXERCISE. An Option shall be exercised in accordance with its terms, by delivery of a written notice of exercise to the Company and payment of the full Purchase Price of the shares of Common Stock being purchased. An Eligible Director may exercise an Option with respect to all or less than all of the shares of Common Stock for which the Option may then be exercised, but an eligible Director must exercise the Option in full shares of Common Stock.

          VI.5 PAYMENT. The Purchase Price pursuant to an Option or portion thereof, may be paid:

          (a) in United States dollars, in cash or by check, bank draft or money order payable to the Company; or

          (b) by delivery of shares of Common Stock owned by an Eligible Director which has an aggregate Fair Market Value on the date of exercise equal to the Purchase Price, subject to the provisions ofss.16(b) of the Exchange Act; or

          (c) to the extent authorized by the Board, or if specified in the Option being exercised, by a promissory note from optionee to the Company, upon such terms and conditions determined by the Board and secured by the Common Stock issuable upon exercise of the Option; or

          (d) by any combination of the above methods of payment.

          VI.6 TRANSFERABILITY. No Option shall be transferable otherwise than by will or the laws of descent and distribution, and an Option shall be exercisable during the Eligible Director's lifetime only by the Eligible Director, his guardian or legal representative.

          VI.7 TERMINATION OF MEMBERSHIP ON THE BOARD. If an Eligible Director's membership on the Board terminates for any reason, an Option held on the date of termination may be exercised in whole or in part at any time within one (1) year after the date of such termination (but in no event after the actual expiration of the term of the Option) and shall thereafter terminate.

ARTICLE VII
GOVERNMENT AND OTHER REGULATIONS

          VII.1 DELIVERY OF COMMON STOCK. The obligation of the Company to issue or transfer and deliver shares of Common Stock for exercised Options under the Plan shall be subject to all applicable laws, regulations, rules, orders and approvals which shall then be in effect.

          VII.2 HOLDING OF STOCK AFTER EXERCISE OF OPTION. The Option Agreement shall provide that the Eligible Director, by accepting such option, represents and agrees, for the Eligible Director and his permitted transferees, that none of the shares of Common Stock purchased upon exercise of the Option shall be acquired with a view to any sale, transfer or distribution of the shares in violation of the Securities Act of 1933, as amended (the "Act") and the person exercising an Option shall furnish evidence satisfactory to that Company to that effect, including an indemnification of the Company in the event of any violation of the Act by such person.

ARTICLE VIII
WITHHOLDING TAX

           The Company may, in its discretion, require an Eligible Director to pay to the Company, at the time of exercise of an Option an amount that the Company deems necessary to satisfy its obligations, if any, to withhold federal, state or local income or other taxes (which for purposes of this Article VIII includes an Eligible Director's FICA obligation) incurred by reason of such exercise. When the exercise of an Option does not give rise to the obligation to withhold federal income taxes on the date of exercise, the Company may, in its discretion, require an Eligible Director to place shares of Common Stock received upon exercise of the Option in escrow for the benefit of the Company until such time as federal income tax withholding is required on amounts included in the Eligible Director's gross income as a result of the exercise of an Option. At such time, the Company, in its discretion, may require an Eligible Director to pay to the Company an amount that the Company deems necessary to satisfy its obligation to withhold federal, state or local taxes incurred by reason of the exercise of the Option, in which case the shares of Common Stock will be released from escrow upon such payment by an Eligible Director.

ARTICLE IX
ADJUSTMENTS

          IX.1 PROPORTIONATE ADJUSTMENTS. If the outstanding shares of Common Stock are increased, decreased, changed into or exchanged into a different number or kind of shares of Common Stock or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made to the maximum number and kind of shares of Common Stock as to which Options may be granted under this Plan. A corresponding adjustment changing the number or kind of shares of Common Stock allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding Options shall be made without change in the Purchase Price applicable to the unexercised portion of the Option with a corresponding adjustment in the Exercise Price of the shares of Common Stock covered by the Option. Notwithstanding the foregoing, there shall be no adjustment for the issuance of shares of Common Stock on conversion of notes, preferred stock or exercise of warrants or shares of Common Stock issued by the Board for such consideration as the Board deems appropriate.

          IX.2 DISSOLUTION OR LIQUIDATION. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or more than 80% of the then outstanding shares of Common Stock of the Company to another corporation, the Company shall give to each Eligible Director at the time of adoption of the plan for liquidation, dissolution, merger or sale either (1) a reasonable time thereafter within which to exercise the Option prior to the effective date of such liquidation or dissolution, merger or sale, or (2) the right to exercise the Option as to an equivalent number of shares of Common Stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, merger, consolidation or reorganization.

ARTICLE X
AMENDMENT OR TERMINATION OF PLAN

          X.1 AMENDMENTS. The Board may at any time amend or revise the terms of the Plan, provided no such amendment or revision shall, unless appropriate stockholder approval of such amendment or revision is obtained:

          (a) materially increase the maximum number of shares of Common Stock which may be sold pursuant to Options granted under the Plan;

          (b) materially increase the benefits accruing to participants under the Plan;

          (c) materially modify the requirements as to eligibility for participants in the Plan.

           X.2 TERMINATION. The Board may suspend or terminate this Plan at any time. This Plan, unless sooner terminated, shall terminate on the tenth (10th) anniversary of its adoption by the Board. No Option may be granted under this Plan, while this Plan is suspended or after it is terminated.

          X.3 HOLDER OF CONSENT. No amendment, suspension or termination of the Plan shall, without the consent of the holder of Options, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

ARTICLE XI
MISCELLANEOUS PROVISIONS

          XI.1 PRIVILEGE OF STOCK OWNERSHIP. No Eligible Director entitled to exercise any Option granted under the Plan shall have any of the rights or privileges of a stockholder of the Company with respect to any shares of Common Stock issuable upon exercise of an Option until certificates representing the shares of Common Stock shall have been issued and delivered.

          XI.2 PLAN EXPENSES. Any expenses incurred in the administration of the Plan shall be borne by the Company.

          XI.3 USE OF PROCEEDS. Payments received from an Eligible Director upon the exercise of Options shall be used for general corporate purposes of the Company.

          XI.4 GOVERNING LAW. The Plan has been adopted under the laws of the State of Nevada. The Plan and all Options which may be granted hereunder and all matters related thereto, shall be governed by and construed and enforceable in accordance with the laws of the State of Nevada Delaware as it then exists.

          XI.5 GENDER AND NUMBER. Except as otherwise indicated by the context, reference to the masculine gender shall include the feminine gender, the plural shall include the singular and the singular shall include the plural.

          XI.6 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

ARTICLE XII
STOCKHOLDER APPROVAL AND EFFECTIVE DATE

          The Plan shall be submitted for approval by the holders of the outstanding voting stock of the Company within twelve (12) months from the date the Plan is adopted by the Board; provided, however, that if such vote was not solicited substantially in accordance with the rules and regulations, if any, in effect under ss.14(a) of the Exchange Act, at the time of such vote, the Company will furnish in writing to the holders of record of the securities entitled to vote for the Plan, substantially the same information concerning the Plan which would be required by the rules and regulations in effect under ss.14(a) of the Exchange Act, as if proxies to be voted with respect to the approval or disapproval of the Plan were then being solicited, on or prior to the date of the first annual meeting of security holders held subsequent to the later of (i) the first registration of an equity security under ss.12 of the Exchange Act; or (ii) the acquisition of an equity security for which an exemption is claimed. The Plan shall be deemed approved by the holders of the outstanding voting stock of the Company by the affirmative vote of the holders of a majority of the voting shares of the Company represented and voting at a duly held meeting at which a quorum is present. Any Options granted under the Plan prior to obtaining such stockholder approval shall be granted under the conditions that the Options so granted (i) shall not be exercisable prior to such approval, and (ii) shall become null and void if such stockholder approval is not obtained.

ARTICLE XIII
RELOAD OPTIONS

          XIII.1 RELOAD OPTION. Whenever the optionee holding any Option outstanding under the Plan (including Reload Options granted under this Article XIII) exercises the Option and makes payment of the Exercise Price pursuant to Section 6.5(b) by tendering Common Stock previously held by the optionee, then the Company shall automatically grant a Reload Option for the number of shares of Common Stock that is equal to the number of shares tendered by the optionee on payment of the Exercise Price of the Option being exercised.

          XIII.2 RELOAD OPTION EXERCISE PRICE. The Reload Option Exercise Price per share shall be an amount equal to the Fair Market Value per share of the Company's Common Stock determined as of the date of receipt by the Company of the notice by optionee to exercise the Option.

          XIII.3 TERM OF RELOAD OPTION. The exercise period of the Reload Option shall expire, and the Reload Option shall no longer be exercisable, on the later of (i) expiration date of the original surrendered Option, or (ii) one year from the date of grant.

          XIII.4 RESTRICTION ON EXERCISE. Any Reload Option granted under this Article XIII shall vest immediately, but shall not be exercisable until the end of six months after the date of its issuance, except in the case of the death or permanent disability of the optionee, upon which event the Reload Option will become immediately exercisable.

          XIII.5 OTHER TERMS OF RELOAD OPTIONS. All other terms of the Reload Options granted hereunder shall be identical to the terms and conditions of the original Option, the exercise of which gives rise to the grant of the Reload Option.

Appendix C

Sunbelt Exploration, INC.
1998 STOCK OPTION PLAN

ARTICLE I - PLAN

            I.1 Purpose. This Plan is a plan for Employees (including, but not limited to officers and employee directors) and Consultants of the Company and its Affiliates and is intended to advance the best interests of the Company, its Affiliates, and its stockholders by providing those persons who have responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company or any of its Affiliates.

            I.2 Rule 16b-3 Plan. The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and therefore the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act. To the extent any provision of the Plan or action by the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. In addition, the Board of Directors may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

             I.3 Effective Date of Plan. The Plan shall be effective June 1, 1999 (the "Effective Date"), provided that within one year of the Effective Date, the Plan shall have been approved by at least a majority vote of stockholders voting in person or by proxy at a duly held stockholders' meeting, or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of stockholder approval for this action, the approval by the holders of that percentage, at a duly held meeting of stockholders. No Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award or Performance Stock Award shall be granted pursuant to the Plan ten years after the Effective Date.

ARTICLE II - DEFINITIONS

            The words and phrases defined in this Article shall have the meaning set out in these definitions throughout this Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

            II.1 "Affiliate means any parent corporation and any subsidiary corporation. The term "parent corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

            II.2 "Award" means each of the following granted under this Plan: Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award or Performance Stock Award.

            II.3 "Board of Directors" means the board of directors of the Company.

            II.4 "Change in Control" shall mean and include the following transactions or situations:

            (1) A sale, transfer, or other disposition by the Company through a single transaction or a series of transactions of securities of the Company representing thirty (30%) percent or more of the combined voting power of the Company's then outstanding securities to any "Unrelated Person" or "Unrelated Persons" acting in concert with one another. For purposes of this definition, the term "Person" shall mean and include any individual, partnership, joint venture, association, trust corporation, or other entity (including a "group" as referred to in Section 13(d)(3) of the 1934 Act). For purposes of this definition, the term "Unrelated Person" shall mean and include any Person other than the Company, a wholly-owned subsidiary of the Company, or an employee benefit plan of the Company; provided however, a sale to underwriters in connection with a public offering of the Company's securities pursuant to a firm commitment shall not be a Change of Control.

            (2) A sale, transfer, or other disposition through a single transaction or a series of transactions of all or substantially all of the assets of the Company to an Unrelated Person or Unrelated Persons acting in concert with one another.

            (3) A change in the ownership of the Company through a single transaction or a series of transactions such that any Unrelated Person or Unrelated Persons acting in concert with one another become the "Beneficial Owner," directly or indirectly, of securities of the Company representing at least thirty (30%) percent of the combined voting power of the Company's then outstanding securities. For purposes of this definition, the term "Beneficial Owner" shall have the same meaning as given to that term in Rule 13d-3 promulgated under the 1934 Act, provided that any pledgee of voting securities is not deemed to be the Beneficial Owner thereof prior to its acquisition of voting rights with respect to such securities.

             (4) Any consolidation or merger of the Company with or into an Unrelated Person, unless immediately after the consolidation or merger the holders of the common stock of the Company immediately prior to the consolidation or merger are the beneficial owners of securities of the surviving corporation representing at least fifty (50%) percent of the combined voting power of the surviving corporation's then outstanding securities.

            (5) During any period of two years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

             (6) A change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act, or any successor regulation of similar importance, regardless of whether the Company is subject to such reporting requirement.

            II.5 "Code" means the Internal Revenue Code of 1986, as amended.

            II.6 "Committee" means the Compensation Committee of the Board of Directors or such other committee designated by the Board of Directors. The Committee shall include at least two members who are Disinterested Persons.

            II.7 "Company" means Sunbelt Exploration, INC.

            II.8 "Consultant" means any person, including an advisor, engaged by the Company or Affiliate to render services and who is compensated for such services.

            II.9 "Disinterested Person" means a "disinterested person" as that term is defined in Rule 16b-3 under the 1934 Act.

            II.10 "Eligible Persons" shall mean, with respect to the Plan, those persons who, at the time that an Award is granted, are (i) personnel or employees (including, but not limited to, officers and directors) of the Company or Affiliate, or (ii) Consultants or independent contractors who provide valuable services to the Company or Affiliate as determined by the Committee.

            II.11 "Employee" means a person employed by the Company or any Affiliate to whom an Award is granted.

            II.12 "Fair Market Value" of the Stock as of any date means (a) the average of the high and low sale prices of the Stock on that date on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, the average of the high and low sale prices of the Stock on that date as reported on the NASDAQ National Market System; or (c) if the Stock is not listed on the NASDAQ National Market System, the average of the high and low bid quotations for the Stock on that date as reported by the National Quotation Bureau Incorporated; or (d) if none of the foregoing is applicable, an amount at the election of the Committee equal to (x), the average between the closing bid and ask prices per share of Stock on the last preceding date on which those prices were reported or (y) that amount as determined by the Committee in good faith.

             II.13 "Incentive Option" means an option to purchase Stock granted under this Plan which is designated as an "Incentive Option" and satisfies the requirements of Section 422 of the Code.

            II.14 "Nonqualified Option"means an option to purchase Stock granted under this Plan other than an Incentive Option.

            II.15 "Option" means both an Incentive Option and a Nonqualified Option granted under this Plan to purchase shares of Stock.

            II.16 "Option Agreement" means the written agreement by and between the Company and an Eligible Person which sets out the terms of an Option.

            II.17 "Outside Director"means a member of the Board of Directors serving on the Committee who satisfies Section 162(m) of the Code.

            II.18 "Plan" means the Sunbelt Exploration, Inc. Stock Option Plan, as set out in this document and as it may be amended from time to time.

            II.19 "Plan Year" means the Company's fiscal year.

            II.20 "Performance Stock Award" means an award of shares of Stock to be issued to an Eligible Person if specified predetermined performance goals are satisfied as described in Article VI.

            II.21 "Restricted Stock" means Stock awarded or purchased under a Restricted Stock Agreement entered into pursuant to this Plan, together with (i) all rights, warranties or similar items attached or accruing thereto or represented by the certificate representing the stock and (ii) any stock or securities into which or for which the stock is thereafter converted or exchanged. The terms and conditions of the Restricted Stock Agreement shall be determined by the Committee consistent with the terms of the Plan.

            II.22 "Restricted Stock Agreement" means an agreement between the Company or any Affiliate and the Eligible Person pursuant to which the Eligible Person receives a Restricted Stock Award subject to Article VI.

            II.23 "Restricted Stock Award" means an Award of Restricted Stock.

            II.24 "Restricted Stock Purchase Price" means the purchase price, if any, per share of Restricted Stock subject to an Award. The Restricted Stock Purchase Price shall be determined by the Committee. It may be greater than or less than the Fair Market Value of the Stock on the date of the Stock Award.

           II.25 "Stock" means the common stock of the Company, $.001 par value or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

           II.26 "Stock Appreciation Right" and "SAR" means the right to receive the difference between the Fair Market Value of a share of Stock on the grant date and the Fair Market Value of the share of Stock on the exercise date.

           II.27 "10% Stockholder" means an individual who, at the time the Option is granted, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

ARTICLE III - ELIGIBILITY

            The individuals who shall be eligible to receive Awards shall be those Eligible Persons of the Company or any of its Affiliates as the Committee shall determine from time to time. However, no member of the Committee shall be eligible to receive any Award or to receive Stock, Options, Stock Appreciation Rights or any Performance Stock Award under this plan of the Company or any of its Affiliates, if to do so would cause the individual not to be a Disinterested Person or Outside Director. The Board of Directors of Directors may designate one or more individuals who shall not be eligible to receive any Award under this Plan or under other similar plans of the Company.

ARTICLE IV - GENERAL PROVISIONS RELATING TO AWARDS

            IV.1 Authority to Grant Awards. The Committee may grant to those Eligible Persons of the Company or any of its Affiliates as it shall from time to time determine, Awards under the terms and conditions of this Plan. Subject only to any applicable limitations set out in this Plan, the number of shares of Stock to be covered by any Award to be granted to an Eligible Person shall be determined by the Committee.

            IV.2 Dedicated Shares. The total number of shares of Stock with respect to which Awards may be granted under the Plan shall be 1,000,000 shares. The shares may be treasury shares or authorized but unissued shares. [THE MAXIMUM NUMBER OF SHARES SUBJECT TO OPTIONS OR STOCK APPRECIATION RIGHTS WHICH MAY BE ISSUED TO ANY ELIGIBLE PERSON UNDER THE PLAN DURING EACH PLAN YEAR SHALL BE DETERMINED BY THE COMPENSATION COMMITTEE. THE MAXIMUM NUMBER OF SHARES SUBJECT TO RESTRICTED STOCK AWARDS WHICH MAY BE GRANTED TO ANY ELIGIBLE PERSON UNDER THE PLAN DURING EACH PLAN YEAR SHALL BE DETERMINED BY THE COMPENSATION COMMITTEE. THE MAXIMUM NUMBER OF SHARES SUBJECT TO PERFORMANCE STOCK AWARDS WHICH MAY BE GRANTED TO ANY ELIGIBLE PERSON DURING EACH PLAN YEAR SHALL BE DETERMINED BY THE COMPENSATION COMMITTEE.] The number of shares stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5. In the event that any outstanding Award shall expire or terminate for any reason or any Award is surrendered, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award under the Plan.

            IV.3 Non-transferability. Awards shall not be transferable by the Eligible Person otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during the Eligible Person's lifetime, only by him. Restricted Stock shall be purchased by and/or become vested under a Restricted Stock Agreement during the Eligible Person's lifetime, only by him. Any attempt to transfer an Award other than under the terms of the Plan and the Agreement shall terminate the Award and all rights of the Eligible Person to that Award.

             IV.4 Requirements of Law. The Company shall not be required to sell or issue any Stock under any Award if issuing that Stock would constitute or result in a violation by the Eligible Person or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any Award, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Option or Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by this Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable on exercise of an Option or pursuant to an Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or vesting under an Award, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

            IV.5 Changes in the Company's Capital Structure.

             (1) The existence of outstanding Options or Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options under this Plan shall be appropriately adjusted in such a manner as to entitle an Eligible Person to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved, that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

             (2) If the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all its assets while unexercised Options remain outstanding under this Plan:

            (i) subject to the provisions of clause (c) below, after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of the Option, to receive, in lieu of shares of Stock, the number and class or classes of shares of stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of shares of Stock equal to the number of shares as to which the Option shall be so exercised;

            (ii) the Board of Directors may waive any limitations set out in or imposed under this Plan so that all Options, from and after a date prior to the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, specified by the Board of Directors, shall be exercisable in full; and

            (iii) all outstanding Options may be canceled by the Board of Directors as of the effective date of any merger, consolidation, liquidation, sale or other disposition, if (i) notice of cancellation shall be given to each holder of an Option and (ii) each holder of an Option shall have the right to exercise that Option in full (without regard to any limitations set out in or imposed under this Plan or the Option Agreement granting that Option) during a period set by the Board of Directors preceding the effective date of the merger, consolidation, liquidation, sale or other disposition and, if in the event all outstanding Options may not be exercised in full under applicable securities laws without registration of the shares of Stock issuable on exercise of the Options, the Board of Directors may limit the exercise of the Options to the number of shares of Stock, if any, as may be issued without registration. The method of choosing which Options may be exercised, and the number of shares of Stock for which Options may be exercised, shall be solely within the discretion of the Board of Directors.

            (3) After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Eligible Person shall be entitled to have his Restricted Stock and shares earned under a Performance Stock Award appropriately adjusted based on the manner the Stock was adjusted under the terms of the agreement of merger or consolidation.

            (4) In each situation described in this Section 4.5, the Committee will make similar adjustments, as appropriate, in outstanding Stock Appreciation Rights.

            (5) The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Awards.

            IV.6 Election under Section 83(b) of the Code. No Employee shall exercise the election permitted under Section 83(b) of the Code without written approval of the Committee. Any Employee doing so shall forfeit all Awards issued to him under this Plan.

ARTICLE V - OPTIONS AND STOCK APPRECIATION RIGHTS

            V.1 Type of Option. The Committee shall specify at the time of grant whether a given Option shall constitute an Incentive Option or a Nonqualified Option. Incentive Stock Options may only be granted to Employees.

            V.2 Option Price. The price at which Stock may be purchased under an Incentive Option shall not be less than the greater of: (a) 100% of the Fair Market Value of the shares of Stock on the date the Option is granted or (b) the aggregate par value of the shares of Stock on the date the Option is granted. The Committee in its discretion may provide that the price at which shares of Stock may be purchased under an Incentive Option shall be more than 100% of Fair Market Value. In the case of any 10% Stockholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than 110% of the Fair Market Value of the Stock on the date the Incentive Option is granted. The price at which shares of Stock may be purchased under a Nonqualified Option shall be such price as shall be determined by the Committee in its sole discretion but in no event lower than the par value of the shares of Stock on the date the Option is granted.

            V.3 Duration of Options and SARS. No Option or SAR shall be exercisable after the expiration of ten (10) years from the date the Option or SAR is granted. In the case of a 10% Stockholder, no Incentive Option shall be exercisable after the expiration of five years from the date the Incentive Option is granted.

            V.4 Amount Exercisable - Incentive Options. Each Option may be exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its sole discretion, may provide in the Option Agreement, as long as the Option is valid and outstanding, and further provided that no Option may be exercisable within six (6) months of the date of grant. To the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which Incentive Options first become exercisable by the optionee during any calendar year (under this Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000, the portion in excess of $100,000 of the Incentive Option shall be treated as a Nonqualified Option. In making this determination, Incentive Options shall be taken into account in the order in which they were granted.

            V.5 Exercise of Options. Each Option shall be exercised by the delivery of written notice to the Committee setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with:

            (1) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares, or

            (2) Stock at its Fair Market Value on the date of exercise, or

            (3) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee), or

            (4) an election to have shares of Stock, which otherwise would be issued on exercise, withheld in payment of the exercise price (if approved in advance by the Committee), and/or

            (5) any other form of payment which is acceptable to the Committee, including without limitation, payment in the form of a promissory note, and specifying the address to which the certificates for the shares are to be mailed.

            As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Eligible Person certificates for the number of shares with respect to which the Option has been exercised, issued in the Eligible Person's name. If shares of Stock are used in payment, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft, or postal or express money order payable to the order of the Company. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Eligible Person, at the address specified by the Eligible Person.

             Whenever an Option is exercised by exchanging shares of Stock owned by the Eligible Person, the Eligible Person shall deliver to the Company certificates registered in the name of the Eligible Person representing a number of shares of Stock legally and beneficially owned by the Eligible Person, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition.

            V.6 Stock Appreciation Rights. All Eligible Persons shall be eligible to receive Stock Appreciation Rights. The Committee shall determine the SAR to be awarded from time to time to any Eligible Person. The grant of an SAR to be awarded from time to time shall neither entitle such person to, nor disqualify such person, from participation in any other grant of awards by the Company, whether under this Plan or any other plan of the Company. If granted as a stand-alone SAR Award, the terms of the Award shall be provided in a Stock Appreciation Rights Agreement.

            V.7 Stock Appreciation Rights in Tandem with Options. Stock Appreciation Rights may, at the discretion of the Committee, be included in each Option granted under the Plan to permit the holder of an Option to surrender that Option, or a portion of the part which is then exercisable, and receive in exchange, upon the conditions and limitations set by the Committee, an amount equal to the excess of the Fair Market Value of the Stock covered by the Option, or the portion of it that was surrendered, determined as of the date of surrender, over the aggregate exercise price of the Stock. The payment may be made in shares of Stock valued at Fair Market Value, in cash, or partly in cash and partly in shares of Stock, as the Committee shall decide in its sole discretion. Stock Appreciation Rights may be exercised only when the Fair Market Value of the Stock covered by the Option surrendered exceeds the exercise price of the Stock.

            In the event of the surrender of an Option, or a portion of it, to exercise the Stock Appreciation Rights, the shares represented by the Option or that part of it which is surrendered, shall not be available for reissuance under the Plan. Each Stock Appreciation Right issued in tandem with an Option (a) will expire not later than the expiration of the underlying Option, (b) may be for no more than 100% of the difference between the exercise price of the underlying Option and the Fair Market Value of a share of Stock at the time the Stock Appreciation Right is exercised, (c) is transferable only when the underlying Option is transferable, and under the same conditions, and (d) may be exercised only when the underlying Option is eligible to be exercised.

            V.8 Conditions of Stock Appreciation Rights. All Stock Appreciation Rights shall be subject to such terms, conditions, restrictions or limitations as the Committee deems appropriate, including by way of illustration but not by way of limitation, restrictions on transferability, requirement of continued employment, individual performance, financial performance of the Company or payment of any applicable employment or withholding taxes.

            V.9 Payment of Stock Appreciation Rights. The amount of payment to which the Eligible Person who reserves an SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any by which the Fair Market Value of the specified shares of Stock on the exercise date exceeds the Fair Market Value of the specified shares of Stock on the date of grant of the SAR. The SAR shall be paid in either cash or Stock, as determined in the discretion of the Committee as set forth in the SAR agreement. If the payment is in Stock, the number of shares to be paid shall be determined by dividing the amount of such payment by the Fair Market Value of Stock on the exercise date of such SAR.

            V.10 Exercise on Termination of Employment. Unless it is expressly provided otherwise in the Option or SAR agreement, Options and SAR granted to Employees shall terminate one day less than six months after severance of employment of the Employee from the Company and all Affiliates for any reason, with or without cause, other than death, retirement under the then established rules of the Company, or severance for disability. Whether authorized leave of absence or absence on military or government service shall constitute severance of the employment of the Employee shall be determined by the Committee at that time.

            V.11 Death. If, before the expiration of an Option or SAR, the Eligible Person, whether in the employ of the Company or after he has retired or was severed for disability, or otherwise dies, the Option or SAR shall continue until the earlier of the Option's or SAR's expiration date or one year following the date of his death, unless it is expressly provided otherwise in the Option or SAR agreement. After the death of the Eligible Person, his executors, administrators or any persons to whom his Option or SAR may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the Option's or SAR's expiration or termination, whichever is earlier, to exercise it, to the extent to which he was entitled to exercise it immediately prior to his death, unless it is expressly provided otherwise in the Option or SAR's agreement.

            V.12 Retirement. Unless it is expressly provided otherwise in the Option Agreement, before the expiration of an Incentive Option, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Incentive Option shall terminate on the earlier of the Option's expiration date or one day less than one year after his retirement; provided, if an Incentive Option is not exercised within specified time limits prescribed by the Code, it will become a Nonqualified Option by operation of law. Unless it is expressly provided otherwise in the Option Agreement, if before the expiration of a Nonqualified Option, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Nonqualified Option shall terminate on the earlier of the Nonqualified Option's expiration date or one day less than one year after his retirement. In the event of retirement, the Employee shall have the right prior to the termination of the Nonqualified Option to exercise the Nonqualified Option, to the extent to which he was entitled to exercise it immediately prior to his retirement, unless it is expressly provided otherwise in the Option Agreement. Upon retirement, an SAR shall continue to be exercisable for the remainder of the term of the SAR agreement.

             V.13 Disability. If, before the expiration of an Option or SAR, the Employee shall be severed from the employ of the Company for disability, the Option or SAR shall terminate on the earlier of the Option's or SAR's expiration date or one day less than one year after the date he was severed because of disability, unless it is expressly provided otherwise in the Option or SAR agreement. In the event that the Employee shall be severed from the employ of the Company for disability, the Employee shall have the right prior to the termination of the Option or SAR to exercise the Option, to the extent to which he was entitled to exercise it immediately prior to his retirement or severance of employment for disability, unless it is expressly provided otherwise in the Option Agreement.

            V.14 Substitution Options. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in this Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

             V.15 Reload Options. Without in any way limiting the authority of the Board of Directors or Committee to make or not to make grants of Options hereunder, the Board of Directors or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Eligible Person to a further Option (a "Reload Option") in the event the Eligible Person exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Reload Option (a) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (b) shall have an expiration date which is the greater of (i) the same expiration date of the Option the exercise of which gave rise to such Reload Option or (ii) one year from the date of grant of the Reload Option; and (c) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Reload Option which is an Incentive Option and which is granted to a 10% Stockholder, shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

            Any such Reload Option may be an Incentive Option or a Nonqualified Option, as the Board of Directors or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Reload Option as an Incentive Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in the Plan and in Section 422(d) of the Code. There shall be no Reload Options on a Reload Option. Any such Reload Option shall be subject to the availability of sufficient shares under Section 4.2 herein and shall be subject to such other terms and conditions as the Board of Directors or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

            V.16 No Rights as Stockholder. No Eligible Person shall have any rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.

ARTICLE VI - RESTRICTED STOCK AWARDS

            VI.1 Restricted Stock Awards. The Committee may issue shares of Stock to an Eligible Person subject to the terms of a Restricted Stock Agreement. The Restricted Stock may be issued for no payment by the Eligible Person or for a payment below the Fair Market Value on the date of grant. Restricted Stock shall be subject to restrictions as to sale, transfer, alienation, pledge or other encumbrance and generally will be subject to vesting over a period of time specified in the Restricted Stock Agreement. The Committee shall determine the period of vesting, the number of shares, the price, if any, of Stock included in a Restricted Stock Award, and the other terms and provisions which are included in a Restricted Stock Agreement.

            VI.2 Restrictions. Restricted Stock shall be subject to the terms and conditions as determined by the Committee, including without limitation, any or all of the following:

            (1) a prohibition against the sale, transfer, alienation, pledge or other encumbrance of the shares of Restricted Stock, such prohibition to lapse (i) at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

            (2) a requirement that the holder of shares of Restricted Stock forfeit, or in the case of shares sold to an Eligible Person, resell back to the Company at his cost, all or a part of such shares in the event of termination of the Eligible Person's employment during any period in which the shares remain subject to restrictions;

            (3) a prohibition against employment of the holder of Restricted Stock by any competitor of the Company or its Affiliates, or against such holder's dissemination of any secret or confidential information belonging to the Company or an Affiliate;

            (4) unless stated otherwise in the Restricted Stock Agreement,

            (1) if restrictions remain at the time of severance of employment with the Company and all Affiliates, other than for reason of disability or death, the Restricted Stock shall be forfeited; and

            (2) if severance of employment is by reason of disability or death, the restrictions on the shares shall lapse and the Eligible Person or his heirs or estate shall be 100% vested in the shares subject to the Restricted Stock Agreement.

            VI.3 Stock Certificate. Shares of Restricted Stock shall be registered in the name of the Eligible Person receiving the Restricted Stock Award and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

             The transferability of this certificate and the shares of Stock represented by it is restricted by and subject to the terms and conditions (including conditions of forfeiture) contained in the Sunbelt Exploration Stock Option Plan, and an agreement entered into between the registered owner and the Company. A copy of the Plan and agreement is on file in the office of the Secretary of the Company.

            VI.4 Rights as Stockholder. Subject to the terms and conditions of the Plan, each Eligible Person receiving a certificate for Restricted Stock shall have all the rights of a stockholder with respect to the shares of Stock included in the Restricted Stock Award during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid with respect to shares of Restricted Stock in cash or property other than Stock in the Company or rights to acquire stock in the Company shall be paid to the Eligible Person currently. Dividends paid in Stock in the Company or rights to acquire Stock in the Company shall be added to and become a part of the Restricted Stock.

            VI.5 Lapse of Restrictions. At the end of the time period during which any shares of Restricted Stock are subject to forfeiture and restrictions on sale, transfer, alienation, pledge, or other encumbrance, such shares shall vest and will be delivered in a certificate, free of all restrictions, to the Eligible Person or to the Eligible Person's legal representative, beneficiary or heir; provided the certificate shall bear such legend, if any, as the Committee determines is reasonably required by applicable law. By accepting a Stock Award and executing a Restricted Stock Agreement, the Eligible Person agrees to remit when due any federal and state income and employment taxes required to be withheld.

            VI.6 Restriction Period. No Restricted Stock Award may provide for restrictions continuing beyond ten (10) years from the date of grant.

ARTICLE VII - PERFORMANCE STOCK AWARDS

             VII.1 Award of Performance Stock. The Committee may award shares of Stock, without any payment for such shares, to designated Eligible Persons if specified performance goals established by the Committee are satisfied. The terms and provisions herein relating to these performance based awards are intended to satisfy Section 162(m) of the Code and regulations issued thereunder. The designation of an employee eligible for a specific Performance Stock Award shall be made by the Committee in writing prior to the beginning of the period for which the performance is measured (or within such period as permitted by IRS regulations). The Committee shall establish the maximum number of shares of Stock to be issued to a designated Employee if the performance goal or goals are met. The Committee reserves the right to make downward adjustments in the maximum amount of an Award if in its discretion unforeseen events make such adjustment appropriate.

            VII.2 Performance Goals. Performance goals determined by the Committee may be based on specified increases in cash flow, net profits, Stock price, Company, segment or Affiliate sales, market share, earnings per share, return on assets, and/or return on stockholders' equity.

             VII.3 Eligibility. The employees eligible for Performance Stock Awards are the senior officers (i.e., chief executive officer, president, vice presidents, secretary, treasurer, and similar positions) of the Company and its Affiliates, and such other employees of the Company and its Affiliates as may be designated by the Committee.

            VII.4 Certificate of Performance. The Committee must certify in writing that a performance goal has been attained prior to issuance of any certificate for a Performance Stock Award to any Employee. If the Committee certifies the entitlement of an Employee to the Performance Stock Award, the certificate will be issued to the Employee as soon as administratively practicable, and subject to other applicable provisions of the Plan, including but not limited to, all legal requirements and tax withholding. However, payment may be made in shares of Stock, in cash, or partly in cash and partly in shares of Stock, as the Committee shall decide in its sole discretion. If a cash payment is made in lieu of shares of Stock, the number of shares represented by such payment shall not be available for subsequent issuance under this Plan.

ARTICLE VIII - ADMINISTRATION

            The Plan shall be administered by the Committee. All questions of interpretation and application of the Plan and Awards shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. This Plan shall be administered in such a manner as to permit the Options, which are designated to be Incentive Options, to qualify as Incentive Options. In carrying out its authority under this Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

             (1) determine the Eligible Persons to whom and the time or times at which Options or Awards will be made,

             (2) determine the number of shares and the purchase price of Stock covered in each Option or Award, subject to the terms of the Plan,

             (3) determine the terms, provisions and conditions of each Option and Award, which need not be identical,

             (4) accelerate the time at which any outstanding Option or SAR may be exercised, or Restricted Stock Award will vest,

             (5) define the effect, if any, on an Option or Award of the death, disability, retirement, or termination of employment of the Employee,

            (6) prescribe, amend and rescind rules and regulations relating to administration of the Plan, and

            (7) make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of this Plan.

            The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of this Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.

ARTICLE IX - AMENDMENT OR TERMINATION OF PLAN

            The Board of Directors of the Company may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, no amendment that would (a) materially increase the number of shares of Stock that may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to participants under this Plan, shall be made without the approval of the Company's stockholders; provided further, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (a) change the aggregate number of shares of Stock which may be issued under Incentive Options, (b) change the class of employees eligible to receive Incentive Options, or (c) decrease the Option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company's stockholders. Subject to the preceding sentence, the Board of Directors shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

ARTICLE X - MISCELLANEOUS

             X.1 No Establishment of a Trust Fund. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Eligible Person under this Plan. All Eligible Persons shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under this Plan.

            X.2 No Employment Obligation. The granting of any Option or Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ any Eligible Person. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option or Award has been granted to him.

             X.3 Forfeiture. Notwithstanding any other provisions of this Plan, if the Committee finds by a majority vote after full consideration of the facts that an Eligible Person, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft or of the commission of a felony in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial or other interest, whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise, in any commercial endeavor in the United States which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Eligible Person shall forfeit all outstanding Options and all outstanding Awards, and including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Eligible Person's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

            The decision of the Committee as to the cause of an Employee's discharge, the damage done to the Company or an Affiliate, and the extent of an Eligible Person's competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

            X.4 Tax Withholding. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Eligible Person any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option or SAR, lapse of restrictions on Restricted Stock, or award of Performance Stock. In the alternative, the Company may require the Eligible Person (or other person exercising the Option, SAR or receiving the Stock) to pay the sum directly to the employer corporation. If the Eligible Person (or other person exercising the Option or SAR or receiving the Stock) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered within 10 days after the date of exercise or lapse of restrictions. The Company shall have no obligation upon exercise of any Option or lapse of restrictions on Stock until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the date of exercise or lapse of restrictions is sufficient to cover all sums due with respect to that exercise. The Company and its Affiliates shall not be obligated to advise an Eligible Person of the existence of the tax or the amount which the employer corporation will be required to withhold.

             X.5 Written Agreement. Each Option and Award shall be embodied in a written agreement which shall be subject to the terms and conditions of this Plan and shall be signed by the Eligible Person and by a member of the Committee on behalf of the Committee and the Company or an executive officer of the Company, other than the Eligible Person, on behalf of the Company. The agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of this Plan.

            X.6 Indemnification of the Committee and the Board of Directors. With respect to administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suitor proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors. In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Committee and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

            X.7 Gender. If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

             X.8 Headings. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

             X.9 Other Compensation Plans. The adoption of this Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

             X.10 Other Options or Awards. The grant of an Option or Award shall not confer upon the Eligible Person the right to receive any future or other Options or Awards under this Plan, whether or not Options or Awards may be granted to similarly situated Eligible Persons, or the right to receive future Options or Awards upon the same terms or conditions as previously granted.

            X.11 Governing Law. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Nevada.

iEXALT, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2002 ANNUAL MEETING OF STOCKHOLDERS ON MARCH 14, 2002

          The undersigned stockholder of iEXALT, Inc., a Nevada corporation (the "Company"), hereby acknowledges receipt of the Official Notice of Annual Meeting of Stockholders, dated February 13, 2002, and hereby appoints Don W. Sapaugh and Chris L. Sisk, and each of them, as his, her or its proxies and attorneys-in-fact, with full power of substitution for each, on behalf and in the name of the undersigned, to represent the undersigned at the 2002 Annual Meeting of Stockholders of the Company, to be held on Thursday, March 14, 2002, at 8:00 a.m., Central Standard Time, at the offices of the Company, 12000 Aerospace Dr., Suite 375, Houston, Texas, 77034, and any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

          1. Proposal to elect Donald W. Sapaugh, Hunter M. A. Carr, Victoria R. A. Carr, Morris H. Chapman, Dane B. West, Raymond Corson, and James D. Ryffel to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

          If there is any individual director with respect to whom you desire to withhold your consent, you may do so by lining through or otherwise striking out the name.

[ ] FOR	[ ] ABSTAIN	[ ] AGAINST

         2. Proposal to approve the increase of the number of authorized common shares, par value of five cents ($0.05) to 100,000,000 shares.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

         3. Proposal to amend the 1998 Stock Option Plan so that the maximum total of stock option grants available to be issued from the plan will equal five percent (5%) of the authorized common shares.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

         4. Proposal to amend the Directors' Stock Option Plan so that the maximum total of stock option grants available to be issued from the plan will equal one percent (1%) of the authorized common shares and so that stock option grants for each Director totals 5,000 shares annually.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

         5. Proposal to ratify the appointment by the Board of Directors of Harper & Pearson Company as independent auditors of the Company for the fiscal year ending August 31, 2002.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

          In their discretion, the proxies are authorized to vote upon such other matter(s) that may properly come before the meeting and at any adjournment(s) or postponement(s) thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED (1) FOR THE APPROVAL OF ALL SEVEN OF THE DIRECTOR NOMINEES, (2) FOR THE INCREASE OF THE NUMBER OF AUTHORIZED COMMON SHARES, PAR VALUE OF FIVE CENTS ($0.05) TO 100,000,000 SHARES, (3) FOR THE AMENDMENT OF THE 1998 STOCK OPTION PLAN, (4) FOR THE AMENDMENT OF THE DIRECTORS' STOCK OPTION PLAN, AND (5) FOR THE RATIFICATION OF THE APPOINTMENT BY THE COMPANY'S BOARD OF DIRECTORS OF HARPER & PEARSON COMPANY AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING AUGUST 31, 2002.

Both of such attorneys or substitutes (if both are present and acting at said meeting or any adjournment(s) or postponement(s) thereof, or, if only one shall be present and acting, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

Dated: ________________________

________________________

Signature

_______________________

Signature

(This proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly to:

Atlas Stock Transfer Corporation
5899 South State Street
Salt Lake City, UT 84107

Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign).